PGOF-P17 10/24

SUPPLEMENT DATED OCTOBER 30, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF PUTNAM SMALL CAP GROWTH FUND AND

PUTNAM VT SMALL CAP GROWTH FUND

For Putnam Small Cap Growth Fund:

Effective January 15, 2025 (the “Effective Date”), the fund is open for purchases and incoming exchanges only by the categories of investors described below:

•	Existing fund shareholders as of the Effective Date who presently hold fund shares (i) in their own name or (ii) as the beneficial owner, in cases where their shares are held of record in another’s name, such as their service agent;
•	Employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam Investment Management, LLC (the “Investment Manager”)) that have entered into agreements with Franklin Distributors, LLC (the “Distributor”) or an affiliate, to the extent the fund was made available to the plan prior to the Effective Date;
•	Current and retired employees of the Investment Manager (including its affiliates) and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, health savings accounts, individual retirement accounts, and other similar tax-advantaged plans offered by the Investment Manager (including its affiliates) solely owned by the foregoing individuals;
•	Current and retired directors of Franklin Resources, Inc. or its affiliates;
•	Current and retired Trustees of the fund; and
•	Any new or existing clients of specified financial intermediaries approved by the Investment Manager (or its affiliates) that make fund shares available through existing arrangements with the Distributor.

As of the Effective Date, investors who hold shares of other funds sold by the Distributor are not permitted to open new accounts in the fund, nor are they permitted to acquire shares of the fund by exchange, unless they qualify for one of the exceptions outlined.

For Putnam VT Small Cap Growth Fund:

As of the Effective Date, the fund is open for purchases and incoming exchanges only by the categories of investors described below:

•	Existing and new separate accounts of insurance companies that have existing separate accounts invested in the fund as of the Effective Date; and
•	Funds offered exclusively to separate accounts of insurance companies that have an agreement with the Distributor as of the Effective Date.

For Putnam Small Cap Growth Fund and Putnam VT Small Cap Growth Fund:

Each fund reserves the right to (i) make additional exceptions to those detailed above that, in the Investment Manager’s judgement, do not adversely affect the portfolio managers’ ability to manage the fund’s portfolio and (ii) reject any investment in the fund that the Investment Manager believes will adversely affect the portfolio managers’ ability to manage the fund’s portfolio.

Please retain this supplement for future reference.

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